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                                  EXHIBIT 10(i)
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              Form of Stock Option Agreement executed in connection
              with the grant of options under Park National
              Corporation 1995 Incentive Stock Option Plan, as amended


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                          STOCK OPTION AGREEMENT #____

         THIS STOCK OPTION AGREEMENT (the "Agreement") is made to be effective as of ________________________, by and between Park National Corporation, an Ohio corporation (the "COMPANY"), and _________________________________ (the
"OPTIONEE").

                                   WITNESSETH:

          WHEREAS, the Board of Directors of the COMPANY has adopted and the shareholders of the COMPANY have approved the Park National Corporation 1995 Incentive Stock Option Plan and certain amendments thereto (collectively, the "PLAN"); and

          WHEREAS, pursuant to the provisions of the PLAN, the Board of Directors of the COMPANY has appointed an Executive Committee (the "COMMITTEE") to administer the PLAN and the COMMITTEE has determined that an option to acquire common shares, without par value (the "COMMON SHARES"), of the COMPANY should be granted to the OPTIONEE upon the terms and conditions set forth in this Agreement;

          NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreement, intending to be legally bound thereby:

          (1) GRANT OF OPTION. The COMPANY hereby grants to the OPTIONEE an option (the "OPTION") to purchase _______ COMMON SHARES of the COMPANY. The OPTION is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

          (2) TERMS AND CONDITIONS OF THE OPTION.

               (A) OPTION PRICE. The purchase price (the "OPTION PRICE") to be paid by the OPTIONEE to the COMPANY upon the exercise of the OPTION shall be ____________ per COMMON SHARE, being 100% of the closing sale price for the COMMON SHARES of the COMPANY as shown on the American Stock Exchange - Composite Transactions on ________________________ subject to adjustment as provided in
Section 3.

               (B) EXERCISE OF THE OPTION. The OPTION shall be exercisable with respect to all of the COMMON SHARES covered by the OPTION on and after the date hereof. Any exercise of the OPTION may be made in whole or in part; however, no single purchase of COMMON SHARES upon exercise of the OPTION shall be for less than the LESSER OF (i) 200 COMMON SHARES OR (ii) the number of COMMON SHARES covered by the OPTION. Subject to the other provisions of this Agreement, the OPTION shall remain exercisable as to the COMMON SHARES covered by the OPTION until the date of expiration of the OPTION term.

          The grant of the OPTION shall not confer upon the OPTIONEE any right to continue in the employment of the COMPANY and/or any subsidiary of the COMPANY nor limit in any way the right of the COMPANY or any subsidiary of the COMPANY to terminate the employment of the OPTIONEE at any time in accordance with law or the governing corporate documents of the OPTIONEE's employer.

              (C) OPTION TERM. The OPTION shall in no event be exercisable after the fifth anniversary of the day immediately preceding the date of this Agreement.

               (D) METHOD OF EXERCISE. The OPTION may be exercised by the OPTIONEE, or in the event of the OPTIONEE's death, such other person as is entitled to exercise the OPTION, giving written notice of exercise to the COMMITTEE, in care of the Secretary of the COMPANY, stating the number of COMMON SHARES in respect of which the OPTION is being exercised. Payment for all such

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COMMON SHARES shall be made to the COMPANY at the time the OPTION is exercised in United States dollars in cash (including check, bank draft or money order payable to the order of the COMPANY). After payment in full for the COMMON SHARES purchased under the OPTION has been made, the COMPANY shall take all such action as is necessary to deliver an appropriate share certificate evidencing the COMMON SHARES purchased upon the exercise of the OPTION as promptly thereafter as is reasonably practicable.

               (E) GRANT OF RELOAD OPTIONS. Upon the exercise by the OPTIONEE of the OPTION in full or in part, the COMMITTEE shall automatically grant to the OPTIONEE a new incentive stock option (a "RELOAD OPTION") covering the same number of COMMON SHARES as were the subject of the exercise; provided, however, that (i) the OPTIONEE may not be granted RELOAD OPTIONS in any one year of the term of the OPTION covering, with respect to all RELOAD OPTIONS granted in such one year, more than the number of COMMON SHARES which were subject to the OPTION on the date of this Agreement; and (ii) the number of COMMON SHARES which would otherwise be covered by a RELOAD OPTION granted to the OPTIONEE (whether upon exercise of the OPTION or upon exercise of a previously-granted RELOAD OPTION) shall be reduced to the extent necessary to ensure that the aggregate annual limit on incentive stock options first exercisable in any one year specified in
Section 422 of the CODE is not exceeded. Notwithstanding anything in this
Section 2(E) to the contrary, neither the OPTIONEE nor any person who has acquired the right to exercise the OPTION upon the OPTIONEE's death, who exercises the OPTION upon or after termination of the OPTIONEE's employment by reason of death, Disability or Normal Retirement (as those terms are defined in Section 6(B) of this Agreement), will be granted any RELOAD OPTIONS in connection with such exercise. In addition, no RELOAD OPTIONS shall be granted after January 16, 2005.

          (3) ADJUSTMENTS AND CHANGES IN THE COMMON SHARES.

               (A) If, during the term of the OPTION, there shall be a stock split, stock dividend, combination or exchange of shares or other similar change in the COMPANY's capitalization, the number of COMMON SHARES subject to the OPTION and the OPTION PRICE per COMMON SHARE of the OPTION shall be appropriately and proportionately adjusted to reflect the same.

               (B) Any and all adjustments in connection with the OPTION made pursuant to Section 3(A) of this Agreement shall comply in all respects with
Section 422 of the CODE, and the regulations promulgated thereunder.

               (C) Notice of any adjustment made pursuant to Section 3(A) of this Agreement shall be given by the COMPANY to the OPTIONEE.

          (4) ACCELERATION OF THE OPTION. In the event that the shareholders of the COMPANY approve a definitive agreement (A) to merge or consolidate the COMPANY with or into another corporation, in which the COMPANY is not the continuing or surviving corporation or pursuant to which any COMMON SHARES would be converted into cash, securities or other property of another corporation, other than a merger of the COMPANY in which holders of COMMON SHARES immediately prior to the merger have the same proportionate ownership of shares of the surviving corporation immediately after the merger as immediately before, or (B) to sell or otherwise dispose of substantially all of the assets of the COMPANY, the OPTION shall become exercisable in full on the date of such shareholder approval, whether or not then exercisable.

          (5) NON-TRANSFERABILITY OF THE OPTION. The OPTION shall not be assignable or transferable except, in the event of the death of the OPTIONEE, by the OPTIONEE's will or by the laws of descent and distribution. The OPTION shall be exercisable, during the OPTIONEE's lifetime, only by the OPTIONEE. In the event the death of the OPTIONEE occurs, the representative or representatives of the OPTIONEE's estate, or the person or persons who acquire (by bequest or inheritance) the rights to

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exercise the OPTION, may exercise the OPTION prior to the expiration of the applicable exercise period, as specified in Sections 2(C) and 6 of this Agreement.

          (6) EXERCISE AFTER TERMINATION OF EMPLOYMENT.

               (A) If the OPTIONEE's employment with the COMPANY and its subsidiaries terminates for any reason other than the death, Disability or Normal Retirement of the OPTIONEE, the OPTION shall terminate effective immediately upon termination of employment. If the termination of employment was due to the Normal Retirement of the OPTIONEE, the OPTION may be exercised in full, whether or not then exercisable by its terms, and the right of the OPTIONEE to exercise the OPTION shall terminate upon the earlier to occur of the expiration of the term of the OPTION or three months after the date of termination of employment. If the termination of employment was due to the death of the OPTIONEE and the OPTIONEE was an employee of the COMPANY and/or any subsidiary of the COMPANY at the time of the OPTIONEE's death, the OPTION may be exercised in full, whether or not then exercisable by its terms, and the right of the representative or representatives of the OPTIONEE's estate (or the person or persons who acquire (by bequest or inheritance) the right to exercise the OPTION) to exercise the OPTION shall terminate upon the earlier to occur of the expiration of the term of the OPTION or one year after the date of death. If the termination of employment was due to the Disability of the OPTIONEE, the OPTION may be exercised in full, whether or not then exercisable by its terms, and the right of the OPTIONEE to exercise the OPTION shall terminate upon the earlier to occur of the expiration of the term of the OPTION or one year after the date of termination of employment. For purposes of this Section 6(A), the date of termination of employment shall be the last day of employment.

               (B) For purposes of this Section 6, "Disability" shall mean a disability within the meaning of Section 22(e) (3) of the CODE and "Normal Retirement" shall mean separation from employment with the COMPANY and each of its subsidiaries on or after the date the OPTIONEE has attained age sixty-two
(62).

          (7) RESTRICTIONS ON RESALE OR OTHER DISPOSITION OF COMMON SHARES ACQUIRED UPON EXERCISE OF THE OPTION.

               (A) The OPTIONEE hereby acknowledges and agrees that none of the COMMON SHARES acquired upon exercise of the OPTION may be sold or otherwise disposed of by the OPTIONEE to any person other than the COMPANY for a period of five years after the date of exercise; provided, however, that this restriction
(i) shall not apply in the event of the exercise of the OPTION following the death, Disability or Normal Retirement (as those terms are defined in Section 6(B) of this Agreement) of the OPTIONEE; and (ii) shall cease to apply following the exercise of the OPTION in the event that the OPTIONEE subsequently leaves the employment of the COMPANY and/or its subsidiary by reason of death, Disability or Normal Retirement. In the event that the OPTIONEE leaves the employment of the COMPANY and/or its subsidiaries following the exercise of the OPTION for any reason other than death, Disability or Normal Retirement, and the OPTIONEE desires to sell or otherwise dispose of the COMMON SHARES acquired upon exercise of the OPTION prior to the termination of the five-year restriction period, the OPTIONEE shall submit a written request to the COMPANY to purchase the COMMON SHARES at a purchase price per COMMON SHARE equal to the lowest of the OPTION PRICE, the closing sale price for the COMPANY's COMMON SHARES as shown on the American Stock Exchange - Composite Transactions on the date the OPTIONEE's employment terminated or the closing sale price of the COMPANY's COMMON SHARES as shown on the American Stock Exchange - Composite Transactions on the date that the OPTIONEE submitted the request to purchase to the COMPANY.

               (B) The OPTIONEE acknowledges and agrees that the COMPANY shall cause each share certificate evidencing the COMMON SHARES acquired upon exercise of the OPTION to bear an appropriate legend reflecting the terms of this Section 7, which legend may be in the following or any other appropriate form:

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         "Restrictions on the right to transfer the common shares evidenced by this certificate (the "Shares") are set forth in a written Stock Option Agreement, dated ________________, to which Park National Corporation (the "Corporation") and ______________________________ [name of the
         OPTIONEE] are parties. The Corporation will mail to the record holder of the Shares a copy of said Stock Option Agreement, without charge, within five (5) days after receipt of a written request therefor."


               (8) RIGHTS OF OPTIONEE AS SHAREHOLDER. The OPTIONEE shall have no rights as a shareholder of the COMPANY with respect to any COMMON SHARES of the COMPANY covered by the OPTION until the date of issuance of a certificate to the OPTIONEE evidencing such COMMON SHARES.

               (9) PLAN AS CONTROLLING. All terms and conditions of the PLAN applicable to the OPTION which are not set forth in this Agreement shall be deemed incorporated herein by reference. In the event that any term or condition of this Agreement is inconsistent with the terms and conditions of the PLAN, the PLAN shall be deemed controlling.

               (10) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

               (11) RIGHTS AND REMEDIES CUMULATIVE. All rights and remedies of the COMPANY and of the OPTIONEE enumerated in this Agreement shall be cumulative and, except as expressly provided otherwise in this Agreement, none shall exclude any other rights or remedies allowed by law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.

               (12) CAPTIONS. The captions contained in this Agreement are included only for convenience of reference and do not define, limit, explain or modify this Agreement or its interpretation, construction or meaning and are in no way to be construed as a part of this Agreement.

               (13) SEVERABILITY. If any provision of this Agreement or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this Agreement or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of each party to this Agreement that if any provision of this Agreement is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

               (14) NUMBER AND GENDER. When used in this Agreement, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may require.

               (15) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the COMPANY and the OPTIONEE in respect of the subject matter of this Agreement, and this Agreement supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this Agreement. No officer, employee or other servant or agent of the COMPANY, and no servant or agent of the OPTIONEE, is authorized to make any representation, warranty or other promise not contained in this Agreement. No change, termination or attempted waiver of any of the provisions of this Agreement shall be binding upon any party hereto unless contained in a writing signed by the party to be charged.

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               (16) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns (including successive, as well as immediate, successors and assigns) of the COMPANY.

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first above written.

                                   COMPANY:
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                                   PARK NATIONAL CORPORATION


                                   By:
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                                   Its:
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                                  OPTIONEE:
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                                   Printed Name of Optionee


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                                   Signature of Optionee


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                                   Street Address


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                                    City           State               Zip Code


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                                   Telephone Number


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                                   Social Security Number



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